Exhibit 99.1 Progressive Supranuclear Palsy (PSP) Investor and Analyst Conference Call July 26, 2023

On Today’s Call • Welcome Lindsey Allen, Head, Investor Relations and Communications, Amylyx • Opening Remarks Josh Cohen and Justin Klee, Co-CEOs, Amylyx • AMX0035 Scientific Rationale in PSP Dr. Jamie Timmons, Head, Global Medical Strategy and Communications, Amylyx • PSP Treatment Landscape Prof. Dr. Günter Höglinger, Director of the Department of Neurology at LMU Hospital, Ludwig-Maximilians-University (LMU) in Munich, Germany Primary Investigator for Phase 3 ORION Clinical Trial of AMX0035 in PSP • Overview of Phase 3 PSP Trial Dr. Lahar Mehta, Head, Global Clinical Development, Amylyx • Q&A Session 2

Disclaimer Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the potential of AMX0035 as a treatment for ALS and the Company’s plans to explore the use of AMX0035 for other neurodegenerative diseases, including progressive supranuclear palsy (PSP) and expectations around the timing of initiation of a Phase 3 clinical trial in PSP and the geographic sites for enrollment; expectations about the market size for PSP; and expectations regarding our longer-term strategy. Any forward-looking statements in this presentation are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward- looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of Amylyx’ program development activities, including ongoing and planned clinical trials, Amylyx’ ability to execute on its commercial and regulatory strategy, regulatory developments, Amylyx’ ability to fund operations, and the impact that the COVID-19 pandemic may have on Amylyx’ operations, as well as the risks and uncertainties set forth in Amylyx’ United States Securities and Exchange Commission (SEC) filings, including Amylyx’ Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Amylyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. 3

AMX0035 Scientific Rationale in PSP Dr. Jamie Timmons Head, Global Medical Strategy and Communications, Amylyx 4

Our mission is to one day end the suffering caused by neurodegenerative diseases. 5

Neurodegenerative Diseases Share Interconnected, Hallmark Pathological Pathways


HALLMARKS OF NEURODEGENERATIVE DISEASES
Pathological protein aggregation
Synaptic and neuronal network defects
Aberrant proteostasis
Cytoskeletal abnormalities
Altered energy homeostasis
DNA and RNA defects
Inflammation
Neuronal cell death

Pathological Protein Aggregation

Amyotrophic Lateral Sclerosis (ALS)
- TDP43, tau, SOD1, FUS, DPRs

Tauopathies; e.g., Progressive Supranuclear Palsy (PSP)
- tau

Alzheimer's Disease
- tau, Aβ

The interconnectedness of these pathways highlights the need for multi-pathway therapy

Wilson DM 3rd, et al. Cell. 2023 Feb 16;186(4):693-714.

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AMX0035 (Sodium Phenylbutyrate and Taurursodiol) Acts on Several Shared Hallmark Pathways to Reduce Neuronal Cell Death[1-9]

Neuronal Cell Death

- In vitro evidence of protecting neurons from death[2]
- Affects key pathways leading to cell death, including intrinsic apoptosis via the mitochondria and unfolded protein response[3-5]

Altered Energy Homeostasis

- Stabilizes mitochondrial membrane, improves mitochondrial function, increasing energy production of the cell[4,5]



HALLMARKS OF NEURODEGENERATIVE DISEASES
Neuronal cell death
Pathological protein aggregation
Synaptic and neuronal network defects
Aberrant proteostasis
Cytoskeletal abnormalities
Altered energy homeostasis
DNA and RNA defects
Inflammation

Pathological Protein Aggregation

- Reduces tau in neurodegenerative disease cell and mouse models and in Alzheimer's disease clinical trial[6-9]

1. Wilson DM 3rd, et al. Cell. 2023 Feb 16;186(4):693-714. 2. Cohen J, et al. Poster presented at: 28th International Symposium for ALS/MND; December 4-10, 2017; Boston, MA. 3. Zhou W. J Biol Chem. 2011;286(17):14941-14951. 4. Rodrigues CM, Steer CJ. Expert Opin Investig Drugs. 2001;10(7):1243-1253. 5. Rodrigues CM, et al. Biochemistry. 2003;42(10):3070-3080. 6. Ricobaraza A, et al. Neuropsychopharmacology. 2009;34(7):1721-1732. 7. Bondulich MK, et al. Brain. 2016;139(8):2290-2306. 8. van der Harg JM, et al. Cell Death Dis. 2014;5(8):e1393. 9. Arnold SE, et al. Poster presented at: 15th Clinical Trials on Alzheimer's Disease; November 29-December 2, 2022; San Francisco, CA.

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PSP is a Rare, Progressive and Fatal Tauopathy

- Rare neurological disorder affecting body movements, walking and balance, and eye movement.
- Lack of disease modifying therapies creates significant unmet need.
- PSP is a tauopathy associated with tau dysfunction, tau aggregation and widespread neurodegeneration.

ESTIMATED PREVALENCE:

7 in 100,000 worldwide[1,2]

ESTIMATED INCIDENCE:

0.81 in 100,000 worldwide[2]

PSP is typically fatal within 6-8 years from symptom onset[3-6]

1. Swallow DMA, et al. Mov Disord Clin Pract. 2022 Jun 28;9(5):604-613. doi: 10.1002/mdc3.13489. 2. Lyons S, et al. J Neurol.2023;June 8. epub ahead of print. 3. Stamelou M, et al. Nat Rev Neurol. 2021;17(10):601-620. 4. Viscidi E, et al. Front Neurol. 2021;12:571800. 5. Golbe and Ohman-Strickland. Brain. 2007;130(6):1552-65. 6. Swallow and Counsell. J Neurol. 2023;270(7):3464-3474

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Pathophysiologic Changes Underlying PSP Provide Multiple Pathways to Target



MAPT Gene Mutations
Tau Dysfunction
MOBP, STX6, EIF2AK3, TRIM11 Gene Mutations
Oxidative Injury/ Decreased Energy
Tau Aggregation
Tau Clearance and Repair
Mitochondrial Dysfunction
Neuronal Cell Death and Neurodegeneration
• Ubiquitin-Proteasome System
• Autophagy-Lysosome System
• Unfolded Protein Response
Neuroinflammation
Dysmyelination
PSP

Park HK, et al. J Mov Disord. 2021; 14(2):103-113.

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AMX0035 May Influence PSP Tau Pathology through Multiple Mechanisms[1-9]



MAPT Gene Mutations
Tau Dysfunction
MOBP, STX6, EIF2AK3, TRIM11 Gene Mutations
Oxidative Injury/ Decreased Energy
Tau Aggregation
Tau Clearance and Repair
Ubiquitin-Proteasome System
Autophagy-Lysosome System
Unfolded Protein Response
Mitochondrial Dysfunction
Neuronal Cell Death and Neurodegeneration
Neuroinflammation
Dysmyelination

PSP

1. Park HK, et al. J Mov Disord. 2021; 14(2):103-113. 2. Cohen J, et al. Poster presented at: 28th International Symposium for ALS/MND; December 4-10, 2017; Boston, MA. 3. Zhou W. J Biol Chem. 2011;286(17):14941-14951. 4. Rodrigues CM, Steer CJ. Expert Opin Investig Drugs. 2001;10(7):1243-1253. 5. Rodrigues CM, et al. Biochemistry. 2003;42(10):3070-3080. 6. Ricobaraza A, et al. Neuropsychopharmacology. 2009;34(7):1721-1732. 7. Bondulich MK, et al. Brain. 2016;139(8):2290-2306. 8. van der Harg JM, et al. Cell Death Dis. 2014;5(8):e1393. 9. Arnold SE, et al. Poster presented at: 15th Clinical Trials on Alzheimer's Disease; November 29-December 2, 2022; San Francisco, CA.

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Preclinical Data Support Sodium Phenylbutyrate (PB) for Potential Treatment of PSP MOBP, STX6, EIF2AK3, MAPT Gene Mutations Tau Dysfunction PB is Effective in PSP Mouse Model, TRIM11 Gene Mutations Reduced Tau in AD Mouse Model O O Oxx xiiid d da a att tiiiv v ve e e IIIn n njjju u ur rry yy/ / / Tau Clearance D De ec cr re ea as se ed d E En ne er rg gy y Decreased Energy and Repair Tau Aggregation PB reduced tau pathology and improved cognitive and motor function • Ubiquitin-Proteasome System 5,6 • Autophagy-Lysosome System Mitochondrial measures in relevant mouse models M Miit to oc ch ho on nd dr riia all • Unfolded Protein Response DD D ys y yf s su f fu u nn n cc c tit to iio o n n n Neuronal Cell Death and Neurodegeneration • Alzheimer’s APP/PS1 mouse model: reduced tau phosphorylation 5 and improved cognition Neuroinflammation Dysmyelination • Tau35 PSP mouse model (shown): reduced tau phosphorylation and 6 improved cognition and motor function PSP 6 6 Morris Water Maze Grip Strength Sodium phenylbutyrate upregulates and recruits chaperone proteins, stabilizes protein folding, and reduces ER stress and the 1-4 unfolded protein response (UPR) in vitro 1. Zhou W. J Biol Chem. 2011;286(17):14941-14951. 2. Wiley JC, et al. PLoS One. 2010;5:e9135. 3. Mimori S, et al. Biol Pharm Bull. 2012;35:84-90. 4. Cho JA, et al. PLoS One 2014;9:e110086. 5. Ricobaraza A, et al. Neuropsychopharmacology. 11 2009;34(7):1721-1732. 6. Bondulich MK, et al. Brain. 2016;139(8):2290-2306.

Preclinical Data Support Taurursodiol (TURSO) for Potential Treatment of PSP



MAPT Gene Mutations
Tau Dysfunction
MOBP, STX6, EIF2AK3, TRIM11 Gene Mutations
Oxidative Injury/ Decreased Energy
Tau Aggregation
Tau Clearance and Repair
• Ubiquitin-Proteasome System
• Autophagy-Lysosome System
• Unfolded Protein Response
Mitochondrial Dysfunction
Neuronal Cell Death and Neurodegeneration
Neuroinflammation
Dysmyelination
PSP

Taurursodiol stabilizes the mitochondrial membrane by reducing the translocation of cell death regulator Bax, improving mitochondrial function and energy production and increasing cell apoptotic threshold[1,2]

TURSO reduced p-tau in cellular model of metabolic stress[3]

Taurursodiol (TURSO) reduced tau phosphorylation in vitro[3]

Reduced p-tau with TURSO[3]



p-tau
tau
Con
2DG
2DG + T
p-tau/tau
2
1
0
*
Con
2DG
2DG + T

- 2 deoxy glucose (2DG) induced metabolic stress in neuronal cell model resulting in increased p-tau levels[3]
- TURSO (T) reduced increase in p-tau levels[3]

1. Rodrigues CM, Steer CJ. Expert Opin Investig Drugs. 2001;10(7):1243-1253. 2. Rodrigues CM, et al. Biochemistry. 2003;42(10):3070-3080. 3. van der Harg JM, et al. Cell Death Dis. 2014;5(8):e1393.

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Numerous Preclinical Studies Show that AMX0035 Combination Targets Multiple Pathways Simultaneously to Prevent or Slow Cell Death

Dose-Matrix Study: Primary Cortical Neuron Damage Model[1]


Cell Viability, % →
← Sodium Phenylbutyrate, µM
Taurursodiol, µM →

In vitro, AMX0035 combination demonstrated synergistic protection of cortical neurons against peroxide-mediated neuronal cell death

- Either PB or TURSO administration alone prevented a moderate percentage of neuronal cell death in vitro
- AMX0035 combination prevented nearly 100% of neuronal death *in vitro*

Profilin Mouse Model of ALS[2]


Mean peak CMAP, mV (±SE)
90
80
70
60
50
40
30
20
*
WT Vehicle
PFN1 C71G Vehicle
PFN1 C71G PB only
PFN1 C71G TURSO only
PFN1 C71G PB & TURSO

	WT Vehicle	*PFN1*^{C71G} Vehicle	*PFN1*^{C71G} PB only	*PFN1*^{C71G} TURSO only	*PFN1*^{C71G} PB & TURSO
Mean peak CMAP (SE)	77.4 mV (2.5)	36.9 mV (5.1)	33.4 mV (2.4)	41.5 mV (4.6)	54.6 mV (5.7)

*P<.05 compared with *PFN1*^{C71G} vehicle.
CMAP, compound muscle action potential; PB, sodium phenylbutyrate; *PFN1*, profilin 1; TURSO, ursodoxicoltaurine; WT, wild type.

In mouse model of ALS, AMX0035 combination demonstrated synergistic decrease in motor function decline

- AMX0035 combination significantly decreased motor function decline in a mouse model of ALS
- This benefit was only seen when combining PB and TURSO and not with individual PB or TURSO treatment

1. Cohen J, et al. Clinical trial design for a phase II, randomized, placebo-controlled trial of AMX0035 in amyotrophic lateral sclerosis (CENTAUR). Poster presented at: 28th International Symposium for ALS/MND; December 4–10, 2017; Boston, MA. 2. Timmons J, et al. Efficacy of Sodium Phenylbutyrate and Ursodoxicoltaurine Combination in Transgenic Mice Displaying Progressive Motor Neuron Degeneration Phenotype. Poster presented at ENCALS Meeting 2023; July 12-14, 2023; Barcelona, Spain.

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Numerous Preclinical Studies Show that AMX0035 Combination Targets Multiple Pathways Simultaneously to Prevent or Slow Cell Death 2 Dose-Matrix Study: Profilin Mouse Model of ALS 1 Primary Cortical Neuron Damage Model 2 26 6 p pr riim ma ar ry y p ph ha ar rm ma ac co od dy yn na am miic c s st tu ud diie es s o of f A AM MX X0 00 03 35 5 s su up pp po or rt t e ef ff fe ec ct t iin n r re elle ev va an nt t m me ec ch ha an niis st tiic c p pa at th hw wa ay ys s f fo or r 3 3 o ot th he er r n ne eu ur ro od de eg ge en ne er ra at tiiv ve e d diis se ea as se es s 3 3.. D Da at ta a o on n F Fiille e I In n v viit tr ro o,, A AM MX X0 00 03 35 5 c co om mb biin na at tiio on n d de em mo on ns st tr ra at te ed d s sy yn ne er rg giis st tiic c I In n m mo ou us se e m mo od de ell o of f A AL LS S,, A AM MX X0 00 03 35 5 c co om mb biin na at tiio on n d de em mo on ns st tr ra at te ed d p pr ro ot te ec ct tiio on n o of f c co or rt tiic ca all n ne eu ur ro on ns s a ag ga aiin ns st t p pe er ro ox xiid de e--m me ed diia at te ed d n ne eu ur ro on na all s sy yn ne er rg giis st tiic c d de ec cr re ea as se e iin n m mo ot to or r f fu un nc ct tiio on n d de ec clliin ne e c ce ellll d de ea at th h •• A AM MX X0 00 03 35 5 c co om mb biin na at tiio on n s siig gn niif fiic ca an nt tlly y d de ec cr re ea as se ed d m mo ot to or r f fu un nc ct tiio on n d de ec clliin ne e •• E Eiit th he er r P PB B o or r T TU UR RS SO O a ad dm miin niis st tr ra at tiio on n a allo on ne e p pr re ev ve en nt te ed d a a m mo od de er ra at te e iin n a a m mo ou us se e m mo od de ell o of f A AL LS S p pe er rc ce en nt ta ag ge e o of f n ne eu ur ro on na all c ce ellll d de ea at th h iin n v viit tr ro o •• T Th hiis s b be en ne ef fiit t w wa as s o on nlly y s se ee en n w wh he en n c co om mb biin niin ng g P PB B a an nd d T TU UR RS SO O a an nd d n no ot t •• A AM MX X0 00 03 35 5 c co om mb biin na at tiio on n p pr re ev ve en nt te ed d n ne ea ar rlly y 1 10 00 0% % o of f n ne eu ur ro on na all d de ea at th h w wiit th h iin nd diiv viid du ua all P PB B o or r T TU UR RS SO O t tr re ea at tm me en nt t iin n v viit tr ro o 1. Cohen J, et al. Clinical trial design for a phase II, randomized, placebo-controlled trial of AMX0035 in amyotrophic lateral sclerosis (CENTAUR). Poster presented at: 28th International Symposium for ALS/MND; December 4–10, 2017; Boston, MA. 2. Timmons J, 14 et al. Efficacy of Sodium Phenylbutyrate and Ursodoxicoltaurine Combination in Transgenic Mice Displaying Progressive Motor Neuron Degeneration Phenotype. Poster presented at ENCALS Meeting 2023; July 12-14, 2023; Barcelona, Spain.

AMX0035 Significantly Lowered CSF Tau and p-Tau in Randomized Placebo Controlled Trial in People with Alzheimer's Disease Week 24 Mean (SE) CSF t-tau Week 24 Mean (SE) CSF p-tau181 Change From Baseline Change From Baseline 40 Placebo AMX0035 Placebo AMX0035 20 0 0 8.8 -20 –0.27 (15.2) -10 (2.9) -40 -60 Difference Difference -20 –14.6 – –7 73 3..7 7 p pg g/ /m mL L – –1 14 4..4 4 p pg g/ /m mL L (3.0) -80 –64.9 P P< <0 0..0 00 00 01 1 P P= =0 0..0 00 00 02 2 (15.5) -30 -100 Arnold SE, et al. Cerebrospinal Fluid Biomarker Effects From a Fixed-Dose Combination of Sodium Phenylbutyrate and Taurursodiol in Alzheimer’s Disease:Results From the PEGASUS Trial. Poster presented at: 15th Clinical Trials on Alzheimer’s Disease CTAD, November 29-Dec2; California. AMX0035 met the primary endpoint of safety and tolerability in the PEGASUS trial of AMX0035 for the treatment of Alzheimer’s disease. The 6-month trial was not powered to evaluate differences between groups in efficacy outcomes and no differences were seen 15 in the primary efficacy outcome, a newly developed composite outcome of cognitive, functional, and imaging measures, or secondary efficacy outcomes of cognition, function, and imaging. CSF concentration, pg/mL CSF concentration, pg/mL

AMX0035 Shown to Reduce Tau Protein in Proteomic Analysis Tau Protein 288 Of 288 proteins measured in CSF and plasma, Tau protein was the most significantly changed protein 1 by AMX0035 1. Data on File 16 The Proteomic analysis was a pre-specified, exploratory analysis in the PEGASUS trial of AMX0035 for the treatment of Alzheimer’s disease.

AMX0035 Slowed Disease Progression and Prolonged Survival in ALS[1,2]

ALS and PSP Share Several Phenotypic Features and Shared Disease Mechanisms[3-5]

Suggests that a Drug Effective for ALS May be Effective for PSP[3]

Shared Disease Mechanisms[3]	Shared Phenotypic Features[4,5]
Unfolded protein response	Swallowing difficulty
Mitochondrial dysfunction	Respiratory dysfunction
Neuroinflammation	Speech disturbance
Protein misfolding and aggregation	Impaired cognition

1. Paganoni S, et al. N Engl J Med. 2020;383(10):919-930. **2.** RELYVRIO. Prescribing information. Amylyx Pharmaceuticals, Inc.; 2022. **3.** Wilson DM 3rd, et al. Cell. 2023 Feb 16;186(4):693-714. **4.** Viscidi E, et al. *Front Neurol.* 2021;12:571800. **5.** Brown RH, Al-Chalabi A. N Engl J Med. 2017;377(2):162-172.

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Key Takeaways • PSP is a tauopathy associated with tau dysfunction, tau aggregation and widespread neurodegeneration. • Multiple pathways, are implicated in tau pathology in PSP. • AMX0035 is proposed to mitigate tau pathology in PSP through multiple pathways. • Pre-clinical and clinical evidence supports that AMX0035 can reduce tau pathology. 18

ORION Phase 3 PSP Trial Design Dr. Lahar Mehta Head, Global Clinical Development, Amylyx 19

Completed PSP Clinical Studies Exhibit Consistent and Measurable Progression on Validated Endpoint



Change in PSPRS
Worsening disability
Davunetide group
Placebo group
p=0·41
Week
n 147 150 145 133 123 118
n 153 149 148 132 127 123

Boxer et al 2014.



Placebo
Tilavonemab 2000mg
Tilavonemab 4000mg
LS mean change from baseline in PSPRS
Worsening disability
Week in double-blind treatment period
Number of participants
Placebo 126 120 116 102 59
Tilavonemab 2000 mg 126 119 116 105 56
Tilavonemab 4000 mg 125 123 118 109 59

Höglinger et al 2021.



Placebo
Gosuranemab
P = 0.8483
Adjusted mean (s.e.) change from baseline
Time (weeks)
Worsening disability
Placebo n = 163 162 160 151 142 139
Gosuranemab n = 314 312 301 290 274 278

Dam et al 2021.

Three large, global clinical trials conducted to date show consistent progression of ~10 points/year on Progressive Supranuclear Palsy Rating Scale (PSPRS) with relative low noise

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ORION: Phase 3 Clinical Trial of AMX0035 in PSP

Key Eligibility Criteria

- Adults 40-80 years old
- Possible or Probable PSP (Steele-Richardson-Olszewski Syndrome) according to MDS 2017 criteria [1,2]
- Presence of PSP symptoms < 5 years
- Able to walk independently or with minimal assistance[3]
- PSPRS total score < 40
- MMSE score ≥ 24
- Study partner required
- No feeding tube use

ORION

Primary Objective: To assess the impact of AMX0035 compared to placebo on disease progression rate as measured by PSPRS



AMX0035
Randomized
3:2
(N=~600)
Placebo
AMX0035

Screening	Double-Blind Treatment	Open Label Extension
≤ 6 weeks	52 weeks	52 weeks

MDS, Movement Disorders Society; MMSE, mini-mental status exam; PSPRS, Progressive Supranuclear Palsy Rating Scale

1. Gradually progressive disorder, with age at disease onset ≥ 40 years 2. Either or both of the following two items are met: i. Vertical supranuclear gaze palsy OR slow velocity of vertical saccades AND postural instability with repeated unprovoked falls within 3 years OR tendency to fall on the pull-test within 3 years ii. Slow velocity of vertical saccades AND postural instability with more than two steps backward on the pull-test within 3 years. 1,2. Höglinger et al. Movement Disorders 2017. 3. Ability to walk 5 steps with minimal assistance (stabilization of one arm).

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ORION Clinical Trial Endpoints

Primary Endpoint	**Disease Progression** • Total PSPRS[1] score (28-item)	
Secondary Endpoints	**Disease Progression** • Modified 10-item PSPRS[1] score	**Motor Aspects of Activities of Daily Living** • MDS-UPDRS[2] Part II score
Additional Endpoints	**Brain Atrophy** • Brain volume (MRI)[3] **Burden and Quality of Life** • Participant QoL[4] and caregiver burden	**Biomarkers** • CSF[5] and plasma biomarkers of neuronal injury and neuro-inflammation **Overall Survival**

Plan to initiate trial by year-end 2023

Plan to enroll sites in U.S., Canada, Europe, and Japan

1. PSPRS, Progressive Supranuclear Palsy Rating Scale 2. MDS-UPDRS, Movement Disorder Society-Unified Parkinson's Disease Rating Scale 3. MRI, magnetic resonance imaging 4. QoL, quality of life 5. CSF, cerebrospinal fluid

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PSP Meets Rigorous Criteria for Our Next Potential Indication for AMX0035 Clear unmet need Strong scientific rationale Biomarker evidence Adjacencies and synergies with ALS Existing and robust understanding of the natural history of the disease Interest and support from KOLs and advocacy groups 23

Q&A Session 24